SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2004

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Commission File Number: 1-4797

ILLINOIS TOOL WORKS INC.

(Exact name of registrant as specified in its charter)

Delaware	36-1258310
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3600 West Lake Avenue, Glenview, IL	60025-5811
(Address of principal executive offices)	(Zip Code)

        (Registrant’s telephone number, including area code): 847- 724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by Illinois Tool Works Inc. dated January 29, 2004 (furnished pursuant to Item 9)

99.2	Presentation from Illinois Tool Works Inc. fourth quarter conference call on January 29, 2004 (furnished pursuant to Item 9)

Item 12. Results of Operations and Financial Condition

On January 29, 2004, Illinois Tool Works Inc. (the “Company”) announced its 2003 fourth quarter results of operations in the press release furnished as Exhibit 99.1. The Company’s presentation from the fourth quarter conference call held on January 29, 2004 is furnished as Exhibit 99.2

Disclosure regarding why the Company’s management believes the presentation of “free operating cash flow” provides useful information to investors is included in the Company’s 2002 Annual Report of Form 10-K/A. A reconciliation of free operating cash flows to net cash provided by operating activities is included in the press release furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Illinois Tool Works Inc.
Dated: January 29, 2004	/s/ Jon C. Kinney
Jon C. Kinney
Senior Vice President and Chief Financial Officer
(Principal Accounting Officer)